                                                                   EXHIBIT 10.6

                                AMENDMENT TO THE
                             GAS PURCHASE AGREEMENT
                               DATED MAY 3, 1994

         THIS AMENDMENT (the "April 1998" Amendment), made and entered into as of the 9th day of April 1998, between Dominion Black Warrior Basin, Inc. ("Seller") and Sonat Marketing Company L.P. ("Buyer").

                                   WITNESSETH

         WHEREAS, Buyer and Seller entered into a Gas Purchase Agreement dated May 3, 1994, as amended by Amendments dated April 1, 1996, and May 16, 1996 (the "1994 Agreement"); and

         WHEREAS, Buyer and Seller desire to further amend the 1994 Agreement to establish a Floor and Ceiling Prices and related procedures to be effective during 1999;

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereby mutually understand and agree as follows:

         1. Effective January 1, 1999, through December 31, 1999, Section 4.3 of the 1994 Agreement shall be deleted in its entirety and the following Sections 4.2 and 4.3 shall be substituted therefor:

         4.2 THE ABOVE SECTION 4.1 NOTWITHSTANDING, THE MONTHLY BASE CONTRACT PRICE PAYABLE DURING EACH MONTH IN 1999 SHALL, IN NO EVENT, BE LESS THAN $2.16 PER MMBTU (THE "FLOOR PRICE"), NOR MORE THAN $3.07 PER MMBTU (THE "CEILING PRICE").

         4.3 DURING 1999, THE EXCESS QUANTITY SHALL BE DIVIDED INTO TWO CATEGORIES. THE FIRST CATEGORY (THE "MONTHLY FIXED PRICE QUANTITY") SHALL BE EQUAL TO THE DIFFERENCE, IF POSITIVE, BETWEEN (i) THE MONTHLY FIXED PRICE QUANTITY APPLICABLE DURING THE PARTICULAR MONTH AS



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         SPECIFIED IN EXHIBIT C HERETO AND (ii) THE MONTHLY BASE QUANTITY FOR
         THAT MONTH AS SPECIFIED IN EXHIBIT B HERETO. THE PRICE PAYABLE BY BUYER FOR EACH MMBTU OF THE MONTHLY FIXED PRICE QUANTITY SHALL BE EQUAL TO THE SUM OF (i) THE INDEX PRICE AND (ii) $.02 PER MMBTU; PROVIDED, HOWEVER, THAT IN NO EVENT SHALL THE PRICE FOR THE MONTHLY FIXED PRICE QUANTITY BE LESS THAN $2.12 PER MMBTU NOR MORE THAN $3.02 PER MMBTU.

         THE SECOND CATEGORY OF THE EXCESS QUANTITY (THE "REMAINING EXCESS QUANTITY") SHALL BE EQUAL TO THE DIFFERENCE, IF POSITIVE, BETWEEN SELLER'S TOTAL DELIVERIES TO BUYER HEREUNDER DURING A MONTH AND THE MONTHLY FIXED PRICE QUANTITY FOR SUCH MONTH AS SPECIFIED IN EXHIBIT C HERETO. THE PRICE PAYABLE BY BUYER FOR EACH MMBTU OF THE REMAINING EXCESS QUANTITY SHALL BE THE SUM OF (i) THE INDEX PRICE AND (ii) $.02 PER MMBTU.

         2. Section 4.3, as amended April 1, 1996, shall be reinstated effective January 1, 2000.

         3. A new Exhibit C in the form attached hereto shall be added to the 1994 Agreement to be effective during calendar year 1999 only.

         IN WITNESS WHEREOF, the parties hereto have executed this April 1998 Amendment in duplicate originals as of date hereinabove first written.

Witness:                               SONAT MARKETING COMPANY L.P.


                                       By /s/ Edward J. Crenshaw
-----------------------------------       --------------------------------------
                                              Edward J. Crenshaw


Witness:                               DOMINION BLACK WARRIOR BASIN, INC.


                                       By /s/ G.E. Lake, Jr.
-----------------------------------       --------------------------------------
                                              G.E. Lake, Jr.



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                                   EXHIBIT C
                              DATED APRIL 9, 1998
                                     TO THE
                             GAS PURCHASE AGREEMENT
                                    BETWEEN
                       DOMINION BLACK WARRIOR BASIN, INC.
                                      AND
                            SONAT MARKETING COMPANY
                                     DATED
                                  MAY 3, 1994

          Month/Year                  Monthly Fixed Price Quantity
          ----------                  ----------------------------

           Jan-1999                              1,300,000
           Feb-1999                              1,300,000
           Mar-1999                              1,300,000
           Apr-1999                              1,300,000
           May-1999                              1,300,000
           June-1999                             1,200,000
           July-1999                             1,200,000
           Aug-1999                              1,200,000
           Sep-1999                              1,200,000
           Oct-1999                              1,200,000
           Nov-1999                              1,200,000
           Dec-1999                              1,200,000